UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 21, 2018

DRONE AVIATION HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-150332	46-5538504
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11651 Central Parkway #118, Jacksonville, FL 32224

(Address of principal executive offices)

Registrant’s telephone number, including area code: (904) 834-4400

Not applicable.

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01.	Entry into a Material Definitive Agreement

Amendment of Common Stock Purchase Agreement

On December 21, 2018, the Board of Directors of Drone Aviation Holding Corp. (the “Company”) approved the Amended and Restated Stock Purchase Agreement relating to the previously disclosed offering of 5,500,000 shares of the Company’s common stock at $0.55 per share (the “Offering”) to reduce the purchase price in the Offering to $0.50 per share, reduce the maximum offering amount from $5,500,000 to $5,000,000, extend the initial closing date of the Offering to January 15, 2019 and permit sales of the Common Stock for a period of 30 days after the initial closing in order to attract a greater number of investors (the “Amended and Restated Stock Purchase Agreement”). In addition, the Amended and Restated Stock Purchase Agreement revised the definition of the event triggering the initial closing date to the date when the Company enters into an agreement with a prime government contractor at any time commencing after October 8, 2018 whereby the Company agrees to provide a minimum of $4,000,000 in goods and services to such contractor (the “Qualifying Contract”).

Amendment and Conversion of Convertible Notes

On December 21, 2018, the Company and the holders of the following convertible promissory notes (the “Convertible Notes”) entered into an amendment to reduce the conversion price under such notes to $0.50 per share in exchange for the holders’ of such convertible notes agreement to convert the principal amount and accrued interest under such notes concurrently with the execution of the amendment (collectively, the “Convertible Note Amendments):

1.	Convertible Promissory Note Series 2016 in the original principal amount of $1,500,000 issued by the Company on September 29, 2016 to Frost Gamma Investments Trust (“Frost Gamma”).

2.	Convertible Promissory Note Series 2016 in the original principal amount of $1,500,000 issued by the Company on September 29, 2016 to Jay H. Nussbaum.

3.	Secured Convertible Promissory Note Series 2017-2018 in the original principal amount of $2,000,000 issued by the Company on August 3, 2017 to Frost Nevada Investments Trust (“Frost Nevada”).

Amendment of Warrant Granted August 3, 2017

On December 21, 2018, the Company and Dr. Phillip Frost, a substantial shareholder of the Company, entered into an amendment to the Warrant to purchase 2,000,000 shares of the Company’s common stock issued by the Company to Dr. Frost on August 3, 2017 to reduce the excise price under such warrant to $0.50 per share (the “December 2018 Frost Warrant Amendment”).

The foregoing descriptions of the forms of the Amended and Restated Stock Purchase Agreement and Convertible Note Amendments and the December 2018 Frost Warrant Amendment do not purport to be complete and are qualified in their entireties by copies of such agreements which are attached or incorporated by reference to this Current Report on Form 8-K as Exhibits 10.1, 10.3 and 10.4, respectively.

Item 3.02	Unregistered Sales of Equity Securities

Information concerning the Amended and Restated Stock Purchase Agreement is set forth in Item 1.01 above and incorporated herein by this reference. As of the date of this Report, the Company has received subscriptions for a total of $3,903,750 (7,807,500 Shares) pursuant to the Amended and Restated Stock Purchase Agreement.

On December 21, 2018 an aggregate of $5,000,000 of principal amount of debt and $104,075.34 of accrued interest was converted to 10,208,151 shares of Common Stock at a conversion price of $0.50 per share.

The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Sections 3(a)(9), 4(a)(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 21, 2018, the Company’s Board of Directors (the “Board”) approved the following:

●	The exercise price on an aggregate of 5,160,000 options granted by the Company on August 3, 2017 pursuant to the Company’s form of Drone Aviation Holding Corp. Nonqualified Stock Option Agreement (the “Stock Option Agreement”) was reduced to $0.50 per share. Included in this repricing were the following grants to Executive Officers and Directors of the Company: 2,000,000 options to Jay Nussbaum, Chief Executive Officer and Chairman of the Board of Directors, 1,200,000 options to an entity owned or controlled by Felicia Hess, Chief Quality Officer, 1,140,000 options to Daniyel Erdberg, President, 275,000 options to Kendall Carpenter, Chief Financial Officer and 100,000 options to David Aguilar, Board member.

●	The exercise price on an aggregate of 2,020,000 options granted by the Company on November 9, 2017 pursuant to the Stock Option Agreement was reduced to $0.50 per share. Included in this repricing were the following grants to Executive Officers and Directors of the Company: 900,000 options to Jay Nussbaum, Chief Executive Officer and Chairman of the Board of Directors, 300,000 options to an entity owned or controlled by Felicia Hess, Chief Quality Officer, 200,000 options to Daniyel Erdberg, President, 170,000 options to Kendall Carpenter, Chief Financial Officer and 10,000 options to David Aguilar, Board member.

●	The payment of cash bonuses totaling $670,000 to certain members of the Company’s management team and board of directors. Included in this bonus award were the following Executive Officers and Directors of the Company: $225,000 to Jay Nussbaum, Chief Executive Officer and Chairman of the Board of Directors, $75,000 to Kevin Hess, Chief Technology Officer, $25,000 Felicia Hess, Chief Quality Officer, $175,000 to Daniyel Erdberg, President, $35,000 to Kendall Carpenter, Chief Financial Officer and the following members of the Board: $2,500 to David Aguilar, $2,500 to John Miller, $2,500 to Timothy Hoechst and $2,500 to Robert Guerra. The cash bonuses will be paid at such time as directed by the Company’s Chief Executive Officer.

The foregoing description of the amendment to the form of the Stock Option Agreement does not purport to be complete and is qualified in its entirety by the form of Stock Option Agreement, a copy of which is attached or incorporated by reference to this Current Report on Form 8-K as Exhibit 10.5.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1*	Form of Amended and Restated Stock Purchase Agreement.

10.2	Form of Common Stock Purchase Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed with the SEC on October 26, 2018).

10.3a*	Form of Amendment to Secured Convertible Promissory Note Series 2016.

10.3b*	Form of Amendment to Secured Convertible Promissory Note Series 2017-18.

10.4*	Amendment dated December 21, 2018 to Warrant issued by Drone Aviation Holding Corp. to Frost Nevada Investment Trust dated August 3, 2018.

10.5*+	Form of Amendment to Drone Aviation Holding Corp. Nonqualified Stock Option Agreement.

*	Filed herewith.
+	Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DRONE AVIATION HOLDING CORP.

Date: December 27, 2018	By:	/s/ Kendall Carpenter
Kendall Carpenter
Chief Financial Officer

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